UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2026

JASPER THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39138	84-2984849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Bridge Pkwy Suite #102
Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 549-1400

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each ten warrants exercisable for one share of Voting Common Stock at an exercise price of $115.00	JSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 31, 2026, Jasper Therapeutics, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 21,121,396 shares of the Company’s voting common stock, or approximately 75% of the 28,009,802 shares of the Company’s voting common stock issued and outstanding as of June 5, 2026, the record date for the Annual Meeting, were represented virtually or by proxy.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 15, 2026.

Set forth below is a brief description of each proposal voted upon at the Annual Meeting and the voting results with respect to each proposal.

Proposal No. 1: To elect two Class II directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Judith Shizuru, M.D., Ph.D.	9,273,875	419,763	11,427,758
Tom Wiggans	9,280,610	413,028	11,427,758

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
20,635,404	434,262	51,730

Proposal No. 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,016,797	604,173	72,668	11,427,758

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASPER THERAPEUTICS, INC.

Date: August 3, 2026	By:	/s/ Herb Cross
		Name:	Herb Cross
		Title:	Chief Financial Officer

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